UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 24, 2021
Date of Report (Date of earliest event reported)

Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Commission	Address of principal executive offices	IRS Employer
File Number	Registrant’s telephone number, including area code	Identification No.

001-37591	EASTERN ENERGY GAS HOLDINGS, LLC	46-3639580
(A Virginia Limited Liability Company)
6603 West Broad Street
Richmond, Virginia 23230
804-613-5100

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
EASTERN ENERGY GAS HOLDINGS, LLC	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On June 25, 2021, Eastern Gas Transmission and Storage, Inc. (“EGTS”), a wholly owned subsidiary of Eastern Energy Gas Holdings, LLC (“EEGH” or the “Company”), and EEGH issued a press release announcing the early tender results as of 5:00 p.m. New York City time, on June 24, 2021, of the exchange offers made by EGTS and the Company’s consent solicitations previously disclosed in the Current Report on Form 8-K filed by the Company on June 11, 2021 (the “Exchange Offers and the Consent Solicitations”).

A copy of the press release issued by EGTS and EEGH regarding the early tender and consent solicitation results of the Exchange Offers and the Consent Solicitations is attached as Exhibit 99.1 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Eastern Gas Transmission and Storage, Inc. and Eastern Energy Gas Holdings, LLC, dated June 25, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN ENERGY GAS HOLDINGS, LLC
Date: June 25, 2021
/s/ Scott C. Miller
Scott C. Miller
Vice President, Chief Financial Officer and Treasurer

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